UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2009

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06	Material Impairments

On January 9, 2009, Equity Residential (together with its operating partnership, ERP Operating Limited Partnership, the “Company”) announced that the Company today had completed a review of its investment activities and operating strategy in light of current and anticipated conditions in the economy and capital and real estate markets and concluded that a material asset impairment charge was required under generally accepted accounting principles. The Company anticipates that the estimated non-cash charge to be recorded during the fourth quarter of 2008 is approximately $115 million for impairment in the value of its land holdings for five potential development projects that the Company no longer plans to pursue.

The impairment charge is the difference between each parcel’s estimated fair value and current capitalized carrying value, which includes pursuit costs. The impairment charge does not affect the Company’s continued compliance with its financial or debt covenants and is not expected to result in any material future cash expenditures.

For additional information concerning the impairment charge, refer to Exhibit 99.1 attached to this Current Report on Form 8-K.

Forward-Looking Statements

This Form 8-K contains forward-looking statements and information within the meaning of the federal securities laws. These statements are based on current expectations, estimates, projections and assumptions made by management. While the Company’s management believes the assumptions underlying its forward-looking statements are reasonable, such information is inherently subject to uncertainties and may involve certain risks, including, without limitation, changes in general market conditions, including the rate of job growth and cost of labor and construction material, the level of new multifamily construction and development, competition and local government regulation. Other risks and uncertainties are described under the heading “Risk Factors” in our Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission (SEC) and available on our website, www.equityresidential.com. Many of these uncertainties and risks are difficult to predict and beyond management’s control. Forward-looking statements are not guarantees of future performance, results or events. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit

Exhibit Number	Description
99.1	Press Release dated January 9, 2009, regarding the Fourth Quarter 2008 Impairment Charge from Reduced Development Activity

The above-referenced exhibit is being furnished and will not be deemed “filed” for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: January 9, 2009	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and Chief Financial Officer

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: January 9, 2009	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and Chief Financial Officer